Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CenterStaging Corp. on Form 10-KSB/A for the fiscal year ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Roger Paglia, Chief Executive Officer of CenterStaging, Inc., does hereby certify, pursuant to 18 U.S.C. Section .1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods covered by the Report.

Dated: October 27, 2006

/s/ Roger Paglia

Chief Executive Officer